                       VAN ECK WORLDWIDE HARD ASSETS FUND
-------------------------------------------------------------------------------
                               1996 ANNUAL REPORT

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Hard Assets Fund had a total return of 48.1%* for the calendar year 1996 as strong supply and demand fundamentals in the energy and real estate sectors drove returns up. In comparison, the S&P 500 rose 23.0% for the year.

FUND REVIEW
The Fund's exceptional performance was fueled by strong supply and demand fundamentals in the energy and real estate sectors. Energy was the Fund's largest and best performing sector. In 1996, we maintained a heavy weighting to the energy sector, ending the year with an approximate 40% weighting. Returns were driven by stronger commodity prices, successful application of technology to exploration efforts, and the cost reduction that this application of technology brought to exploration and development efforts.

In 1996, crude oil prices averaged more than $4 per barrel higher than in 1995. The reasons include a combination of stronger demand brought on by economic growth in Asia and a cold winter in the U.S. and Europe, as well as production delays in the non-OPEC countries and a lack of Iraqi exports for most of the year. Natural gas prices were also sharply higher due primarily to a cold winter in the Northeast and Midwest, which depleted inventories. Moreover, ongoing advancements in technology continued to improve efficiencies and exploration results. One estimate shows drilling success rates doubling in the past ten years due to technological changes. The Fund's energy holdings benefited from these trends, with some portfolio stocks, such as United Meridian Corp. and Nuevo Energy, realizing spectacular gains of over 100%.

Real estate securities in the U.S. contributed significantly to performance, particularly late in the year. In the fourth quarter, we raised the allocation to this sector to over 27%. U.S. real estate investment trusts, or REITs, gained approximately 35% for the year as supply and demand fundamentals continued to improve. Moreover, REITs finished the year on a strong note, with fund flows into U.S. REITs accelerating significantly during the fourth quarter. Mutual funds and institutional REIT sector funds were the most notable buyers, the former seeking a relatively safe haven and the latter replacing direct property investments with REIT investments.

The outlook for REITs is favorable as fundamentals in the U.S. commercial property markets are attractive. The overall vacancy rate for North American office properties is about 12%, down from 20% in 1992. Vacancy rates in certain sub-markets, especially suburban areas, are less than 10%. Full service hotel occupancy rates have surged from the low 60% range to the high 60's on average, with many cities enjoying occupancies well above 70%. New supply in both of these sectors is still relatively minimal, with annual construction levels at about one-fourth previous peak levels.

The Fund's largest real estate holding was Patriot American Hospitality (PAH), a dynamic acquirer of full service (business class, luxury and resort) U.S. hotels, which has strategic alliances with several of the premier lodging companies in the U.S., including Hilton, Doubletree and Wyndham. Since going public in October 1995, PAH has more than tripled the size of its portfolio.

Disappointing sectors included industrial metals, forest products and paper, and precious metals. Industrial metals and paper shares had negative performance as the underlying asset prices declined. Prices of industrial metals fell almost 9%, while pulp prices dropped nearly 50% from the highs set late in 1995. In both industries, supply growth outstripped demand. In addition, both sectors endured severe inventory corrections on both the producer and consumer levels. These two factors resulted in a loss of pricing power, causing earnings to decline significantly. Predicting underperformance in these sectors, our allocation to each was low throughout the year at less than 7%. We were very selective about the stocks we did hold in these sectors, choosing companies that held up well in this environment, specifically low-cost producers and companies with undervalued assets, such as Aluminum Company of America (Alcoa) and Willamette.

Gold started the year on a strong note, jumping to over $418 per ounce in the first quarter, but it gradually fell in price throughout 1996, finishing the year at $367.70, down 5%. With low inflation dominating the monetary picture, investment demand, an important price factor, was weak. Real short-term interest rates were positive, putting a high opportunity cost on holding gold, and currency stability reigned. Further, an increasing number of central banks, particularly in Europe, sold large amounts of their gold reserves. Finally, after two years of declines, mine production rose despite lower output from the world's largest supplier, South Africa, where production dropped by 30 tonnes. The Morgan Stanley Capital International Gold Mines Index declined 2.8% in 1996. Precious metals remained a fairly low portfolio weighting at approximately 14% of total investments.

THE OUTLOOK
In 1997, we believe certain hard asset sectors, particularly energy and real estate, will again outperform financial assets, although we do not expect a repeat of the exceptional returns of 1996. The supply and demand fundamentals that helped the Fund register solid investment results remain firmly in place.

We believe global growth will be healthy. The monetary environment is extremely stimulative and central banks around the world are cutting interest rates. Increased liquidity has been finding its way into financial assets, but over the next year we expect to see much of that money going into the real economy, pushing economic growth higher, with the emerging market countries showing strength considerably higher than that of the industrialized world. Raw materials are essential to the building of developing economies. Therefore, strong economic growth leads to increasing demand and higher prices for hard assets.

Our strategy will be to maintain a significant energy weighting due to the sector's healthy fundamentals. We remain optimistic about the oil services and drilling sector, a group for which we believe there is significant upside potential. On the exploration side, our focus remains on companies with good exploration success probabilities and away from companies with high commodity exposure.

Expecting strong returns on real estate investments, we intend to maintain a substantial weighting of Fund assets in this sector. The U.S. market remains the most attractive on a risk-adjusted basis. Thus, we will continue to overweight the Fund in the U.S., with an emphasis on the office/lodging sectors. We also intend to add selected Asian property companies to take advantage of high growth rates in the region.

We plan to increase exposure to industrial metals producers as the environment for these companies appears to be improving and we will use weakness as buying opportunities. Since we fail to see signs of improvement in the paper sector, we intend to take a "wait-and-see" approach before increasing the Fund's allocation. Finally, we plan to maintain a neutral stance on precious metals.

We would like to thank you for your investment in the Worldwide Hard Assets Fund. We look forward to helping you meet your investment objectives in the future.

John C. van Eck     Derek S. van Eck
Chairman            Portfolio Manager

January 25, 1997

*Average annual returns on the Fund for the 1-year period ending 12/31/96 and for the period from 8/21/95 (commencement of operations) through 12/31/96 were 48.1% and 38.8%, respectively. These returns do not take variable annuity/life fees and expenses into account. The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                       VAN ECK WORLDWIDE HARD ASSETS FUND
                        vs. Ibbotson Hard Assets Index*
                               and S&P 500 Index

                   Van Eck
                    World-
Measurement         wide     Ibbotson
  Period            Hard       Hard
(Fiscal Year       Assets     Assets      S&P 500
  Covered)          Fund      Index        Index
8/95                 10,000     10,000     10,000
9/95                  9,948     10,066     10,419
10/95                 9,680      9,698     10,383
11/95                 9,940     10,059     10,839
12/95                10,580     10,300     11,040
1/96                 11,110     10,651     11,420
2/96                 11,300     10,751     11,529
3/96                 11,820     11,040     11,640
4/96                 12,440     11,313     11,811
5/96                 12,635     11,272     12,116
6/96                 12,624     10,877     12,165
7/96                 12,095     10,704     11,624
8/96                 12,921     10,963     11,871
9/96                 13,281     10,903     12,538
10/96                14,106     11,074     12,883
11/96                15,016     11,551     13,856
12/96                15,672     11,558     13,582

Past performance is not indicative of future results.
The graph shows month-end net asset values, however, the net asset value fluctuates daily.
 *The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.
**Performance is net of the Fund's expenses only, which were fully reimbursed by the Advisor.

                           WORLDWIDE HARD ASSETS FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

COUNTRY/  NO. OF                                       VALUE
INDUSTRY  SHARES             COMMON STOCK             (NOTE 1)
   ------------------------------------------------------------
AUSTRALIA: 6.5%
PRECIOUS METALS: 6.5%
           89,500  Consolidated Gold NL              $   33,435
            9,000  Newcrest Mining Ltd.                  35,768
           24,212  Portman Mining Ltd.                   45,417
          250,000  Tanganyika Gold NL+                   68,555
                                                     ----------
                                                        183,175
                                                     ----------
CANADA: 16.1%
ENERGY: 9.3%
            3,500  Abacan Resources Corp.+               30,407
            7,500  Canadian 88 Energy Corp.+             32,828
            1,800  Ensign Resource Service Group,
                     Inc.                                33,157
            6,000  Harcor Energy Inc.+                   29,250
            4,000  Morrison Petroleum Ltd.               23,928
            2,000  Pendaries Petroleum Ltd.              17,143
            6,000  Pacalta Resources Ltd.+               35,454
              800  Talisman Energy Inc.+                 26,613
           11,000  Windsor Energy Corp.+                 32,099
                                                     ----------
                                                        260,879
                                                     ----------
FERTILIZERS: 1.5%
              500  Potash Corp. of Saskatchewan          42,500
                                                     ----------
PRECIOUS METALS: 5.3%
            1,200  Barrick Gold Corp.                    34,500
            2,900  Cambior Inc.                          42,735
              800  Cameco Corp.                          32,040
            1,900  Placer Dome Inc.                      41,325
                                                     ----------
                                                        150,600
                                                     ----------
                                                        453,979
                                                     ----------
FRANCE: 2.3%
ENERGY: 2.3%
            3,000  Bouygues Offshore SA (ADR)+           38,625
            1,400  Forasol-Foramer N.V.+                 27,475
                                                     ----------
                                                         66,100
                                                     ----------
INDONESIA: 1.6%
INDUSTRIAL METALS: 1.0%
            1,600  P.T. Tambang Timah
                     (GDR 144A)                          29,000
                                                     ----------
FOREST PRODUCTS & PAPER: 0.6%
            1,500  Asia Pulp & Paper Co. Ltd.
                     (ADR)+                              17,063
                                                     ----------
                                                         46,063
                                                     ----------
ITALY: 1.5%
INDUSTRIAL METALS: 1.5%
              800  Ente Nazionale Idrocarburi
                     S.p.A. (ADR)                        41,300
                                                     ----------
NETHERLANDS: 0.8%
REAL ESTATE: 0.8%
            1,000  Renaissance Hotel Group N.V.+         23,500
                                                     ----------

COUNTRY/  NO. OF                                       VALUE
INDUSTRY  SHARES             COMMON STOCK             (NOTE 1)
   ------------------------------------------------------------
NORWAY: 2.9%
ENERGY: 1.4%
            3,000  Alvern Norway AS+                 $   40,020
                                                     ----------
FERTILIZER: 1.5%
              800  Norsk Hydro A/S (ADR)                 42,900
                                                     ----------
                                                         82,920
                                                     ----------
UNITED KINGDOM: 1.5%
ENERGY: 1.5%
              300  British Petroleum PLC (ADR)           42,413
                                                     ----------
UNITED STATES: 66.8%
INDUSTRIAL METALS: 3.1%
            1,500  Alumax Inc.+                          50,063
              600  Aluminum Company of America           38,250
                                                     ----------
                                                         88,313
                                                     ----------
 BUILDING MATERIALS: 0.9%
            2,000  Dayton Superior Corp.                 26,250
                                                     ----------
 ENERGY: 27.9%
            1,200  BJ Services Co.+                      61,200
              300  Diamond Offshore Drilling Inc.+       17,100
            1,200  Ensco International Inc.+             58,200
            1,000  Falcon Drilling Co. Inc.+             39,250
            1,200  Flores & Rucks, Inc.+                 63,900
            2,500  FX Energy Inc.+                       23,125
            2,000  Input/Output Inc.+                    37,000
            1,200  KCS Energy, Inc.                      42,900
              650  Louisiana Land & Exploration Co.      34,857
            2,200  Marine Drilling Co., Inc.+            43,313
            1,800  Nabors Industries Inc.+               34,650
              500  Noble Affiliates, Inc.                23,938
              900  Nuevo Energy Co.+                     46,800
            5,000  SGI International, Inc.+              20,157
            1,500  Snyder Oil Corp.                      26,063
            1,500  Stone Energy Corp.+                   44,813
              700  Trico Marine Services Inc.+           33,600
              650  Triton Energy Ltd.+                   31,525
            1,200  United Meridian Corp.+                62,100
            1,300  UTI Energy Corp.+                     45,987
                                                     ----------
                                                        790,478
                                                     ----------
 FOREST PRODUCTS & PAPER: 5.5%
            1,300  Buckeye Cellulose Corp.+              34,612
            1,500  Fort Howard Corp.+                    41,532
            1,000  Rayonier Inc.                         38,375
              600  Willamette Industries Inc.            41,775
                                                     ----------
                                                        156,294
                                                     ----------
 PRECIOUS METALS: 2.9%
            1,100  Getchell Gold Corp.+                  42,213
              900  Newmont Mining Corp.                  40,275
                                                     ----------
                                                         82,488
                                                     ----------

                       See Notes to Financial Statements.

                           WORLDWIDE HARD ASSETS FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

COUNTRY/  NO. OF                                       VALUE
INDUSTRY  SHARES             COMMON STOCK             (NOTE 1)
   ------------------------------------------------------------
REAL ESTATE: 26.5%
            1,000  Amerco +                          $   35,000
            1,000  Arden Realty Group, Inc.              27,750
            2,000  Boykin Lodging Co.                    48,000
            2,000  Brandywine Realty Trust               39,000
            1,000  Cali Realty Corp.                     30,875
            2,000  Capstar Hotel Co.                     39,250
            1,000  Carramerica Realty Corp.              29,250
              500  Developers Diversified Realty
                     Corp.                               18,563
            1,000  Equity Residential Properties
                     Trust                               41,250
            2,000  Excel Realty Trust Inc.               50,750
              500  Federal Realty Investment Trust       13,563
              900  HFS, Inc.                             53,775
            1,250  Highwoods Properties, Inc.            42,188
            1,000  Interstate Hotels Co. +               28,250
            2,000  Macerich Co. (The)                    52,250
            2,000  Meridian Industrial Trust Inc.        42,000
            2,000  Patriot American Hospitality
                     Inc.                                86,250
            1,500  Prentiss Properties Trust             37,500
            2,000  Studio Plus Hotels, Inc.              31,500
                                                     ----------
                                                        746,964
                                                     ----------
                                                      1,890,787
                                                     ----------
TOTAL COMMON STOCKS: 100%
(Cost $2,446,798)                                    $2,830,237
                                                     ==========
+ Non-income producing.

GLOSSARY:
ADR--American Depositary Receipt

GDR--Global Depositary Receipt

     SUMMARY OF
    INVESTMENTS        % OF
    BY INDUSTRY      PORTFOLIO
     ----------       -------
Building Materials       0.9%
Energy                  42.4%
Fertilizers              3.0%
Forest Products &
  Paper                  6.1%
Industrial Metals        5.6%
Precious Metals         14.7%
Real Estate             27.3%
                      ------
                       100.0%
                      ======

                       See Notes to Financial Statements.

                WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments at value (identified cost, $2,446,798) (Note 1).....................................................  $2,830,237
Receivables:
  Securities sold...............................................................................................     188,518
  Dividends.....................................................................................................       5,915
  From Advisor..................................................................................................       2,077
  Capital shares sold...........................................................................................         549
Deferred organization costs.....................................................................................       3,399
                                                                                                                  ----------
      Total assets..............................................................................................   3,030,695
                                                                                                                  ----------
LIABILITIES:
Payables:
  Securities purchased..........................................................................................      35,773
  Due to custodian..............................................................................................      18,306
  Open foward currency contracts (Note 5).......................................................................           3
  Accounts payable..............................................................................................      10,629
                                                                                                                  ----------
      Total liabilities.........................................................................................      64,711
                                                                                                                  ----------
Net assets......................................................................................................  $2,965,984
                                                                                                                   =========
Shares outstanding..............................................................................................     200,256
                                                                                                                   =========
Net asset value, redemption price and offering price per share..................................................  $    14.81
                                                                                                                   =========
Net assets consist of:
  Aggregate paid in capital.....................................................................................  $2,266,740
  Unrealized appreciation of investments, forward currency contracts and foreign currency.......................     383,431
  Undistributed net investment income...........................................................................      19,107
  Cumulative realized gains.....................................................................................     296,706
                                                                                                                  ----------
                                                                                                                  $2,965,984
                                                                                                                   =========

                       See Notes to Financial Statements.

                WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                    FOR THE
                                                                                 EIGHT MONTHS                 FOR THE PERIOD
                                                                                     ENDED                      AUGUST 21,
                                                                                 DECEMBER 31,                  TO APRIL 30,
                                                                                     1996                          1996
                                                                             ---------------------         ---------------------
INCOME:
Dividends (less foreign taxes withheld of $555 and $158, respectively).....               $ 22,196                      $  8,039
Interest...................................................................                  1,858                         --
                                                                                          --------                      --------
                                                                                            24,054                         8,039
EXPENSES:
Management (Note 2)........................................................  $ 14,007                      $  5,527
Administration (Note 2)....................................................       340                         --
Professional...............................................................     8,258                         8,125
Custody....................................................................     2,806                         5,304
Reports to shareholders....................................................     1,829                         --
Amortization of deferred organization costs (Note 1).......................       625                           645
Registration...............................................................     --                              430
Other......................................................................     1,251                            15
                                                                             --------                      --------
      Total Expenses.......................................................    29,116                        20,046
Expenses assumed by the Advisor and reduced by custodian fee and directed
  brokerage agreements (Note 2)............................................   (29,116)                      (20,046)
                                                                             --------                      --------
      Net expense..........................................................                      0                             0
                                                                                          --------                      --------
      Net investment income................................................                 24,054                         8,039
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3):
Realized gain from security transactions...................................                295,819                        77,671
Realized gain (loss) from foreign currency transactions....................                 (2,498)                           31
Change in unrealized appreciation (depreciation) of foreign currency
  receivables, payables and forward foreign currency contracts.............                    100                          (108)
Change in unrealized appreciation of investments...........................                242,556                       140,883
                                                                                          --------                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................               $560,031                      $226,516
                                                                                          ========                      ========

---------------

+ Commencement of operations.

                       See Notes to Financial Statements.

                WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE               FOR THE
                                                                                          EIGHT MONTHS       PERIOD AUGUST 21,
                                                                                             ENDED               1995+ TO
                                                                                          DECEMBER 31,           APRIL 30,
                                                                                              1996                 1996
                                                                                          ------------       -----------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.................................................................   $   24,054                 8,039
  Realized gain from security transactions..............................................      295,819                77,671
  Realized gain (loss) from foreign currency transactions...............................       (2,498)                   31
  Change in unrealized appreciation (depreciation) of foreign currency receivables,
    payables and forward currency contracts.............................................          100                  (108)
  Change in unrealized appreciation of investments......................................      242,556               140,883
                                                                                          ------------       -----------------
  Increase in net assets resulting from operations......................................      560,031               226,516
                                                                                          ------------       -----------------
Dividends paid to shareholders from:
  Net investment income.................................................................      (87,303)                   --
                                                                                          ------------       -----------------
                                                                                              472,728               226,516
                                                                                          ------------       -----------------
CAPITAL SHARE TRANSACTIONS*:
  Net proceeds from sales of shares.....................................................      883,008             1,331,768
  Reinvestment of dividends.............................................................       87,303                    --
                                                                                          ------------       -----------------
                                                                                              970,311             1,331,768
  Cost of shares reacquired.............................................................      (28,216)               (7,123)
                                                                                          ------------       -----------------
Increase in net assets resulting from capital share transactions........................      942,095             1,324,645
                                                                                          ------------       -----------------
      Total increase in net assets......................................................    1,414,823             1,551,161
NET ASSETS:
Beginning of period.....................................................................    1,551,161                    --
                                                                                          ------------       -----------------
End of period (including undistributed net investment income of $19,107 and $8,625,
  respectively).........................................................................   $2,965,984           $ 1,551,161
                                                                                          ============       ================
*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $0.001 PAR VALUE
  SHARES AUTHORIZED):
  Shares sold...........................................................................       70,497               125,343
  Shares reinvested.....................................................................        7,312                    --
                                                                                          ------------       -----------------
                                                                                               77,809               125,343
  Shares reacquired.....................................................................       (2,280)                 (616)
                                                                                          ------------       -----------------
  Net increase..........................................................................       75,529               124,727
                                                                                          ============       ================

---------------
+ Commencement of operations.

                       See Notes to Financial Statements.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                                                          FOR THE                 FOR THE
                                                                                       EIGHT MONTHS          PERIOD AUGUST 21,
                                                                                           ENDED                 1995(a) TO
                                                                                       DECEMBER 31,              APRIL 30,
                                                                                           1996                     1996
                                                                                       -------------         ------------------
Net Asset Value, Beginning of Period.................................................      $12.44                   $10.00
                                                                                       -------------               -------
Income From Investment Operations:
  Net Investment Income..............................................................        0.36                     0.11(b)
  Net Gains on Securities (both realized and unrealized).............................        2.71                     2.33
                                                                                       -------------               -------
Total from Investment Operations.....................................................        3.07                     2.44
                                                                                       -------------               -------
Less Distributions:
  Dividends from Net Investment Income...............................................        (.70)                      --
                                                                                       -------------               -------
Net Asset Value, End of Period.......................................................      $14.81                   $12.44
                                                                                       =============         ================
Total Return (c).....................................................................      25.98%                   24.40%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)......................................................      $2,966                   $1,551
Ratio of Gross Expenses to Average Net Assets(d)(e)..................................       2.07%                    2.51%
Ratio of Net Expenses to Average Net Assets..........................................       0.00%                    0.00%
Ratio of Net Income to Average Net Assets (e)........................................       1.72%                    1.45%
Portfolio Turnover Rate..............................................................     118.62%                  119.54%
Average Commission Rate Paid.........................................................     $0.0124                  $0.0385

---------------

(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at the net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(d) The ratio of Gross Expenses to Average Net Assets includes amounts paid through custody fees and directed brokerage arrangements. See Note 2.
(e)  Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The Worldwide Hard Assets Fund fiscal year end was changed from April 30 to December 31. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund series, a diversified fund (the "Fund"), of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which with accrued interest approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. Dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and real estate investment trusts. The effect of these differences for the period ended December 31, 1996 decreased over distributed net investment income and decreased cumulative realized gains by $73,731.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Deferred organization costs will be amortized over a period not exceeding five years.

NOTE 2--Van Eck Associates Corporation earns fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Advisor for accounting and administrative services. For the period ended December 31, 1996, Van Eck Associates Corporation agreed to waive its management fees and assume all other expenses of the Fund. The Fund's expenses were reduced by $26,086 under this arrangement. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 1996, Van Eck Associates Corporation owned 26.42% of the outstanding shares of the Fund.

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Fund also has a fee arrangement, based on cash balances left on deposit with the custodian, which also reduces the Fund's operating expenses. For the eight months ended December 31, 1996, the Fund's expenses were reduced by $224 and $2,806, respectively, under these arrangements. The Fund could have invested the assets used in connection with the custodian fee and direct brokerage arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 3--Purchases and sales of securities, other than short-term obligations, aggregated $3,392,130 and $2,377,869, respectively, for the eight months ended December 31, 1996. For federal income tax purposes, the identified cost of investments owned at December 31, 1996 was $2,446,155. As of December 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $384,082, of which $416,719 related to appreciated securities and $32,637 related to depreciated securities.

NOTE 4--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of precious metals, ferrous and non-ferrous metals, gas, petroleum, petrochemicals or other hydrocarbons, forest products, real estate, and other basic non-agricultural commodities. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 5--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At December 31, 1996, the Fund had the following outstanding forward currency contracts:

                           VALUE AT       CURRENT     UNREALIZED
      CONTRACTS         SETTLEMENT DATE    VALUE     DEPRECIATION
----------------------  ---------------   --------   ------------
Foreign Currency Sale
  Contract:
AUD 17,494 expiring
  1/06/97                   $13,902       $13,905        ($3)
                        ==============    =======    ===========

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $77.

NOTE 7--An income dividend of $1.51 a share and a long term capital gain distribution of $0.04 a share were paid on January 31, 1997 to shareholders of record date January 29, 1997, with a reinvestment date of January 31, 1997.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Eck Worldwide Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Worldwide Hard Assets Fund ("the Fund") (one of the series constituting the Van Eck Worldwide Insurance Trust) as of December 31, 1996, the related statements of operations, the statements of changes in net assets and the financial highlights for the eight months then ended and for the period from August 21, 1995 (commencement of operations) to April 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Hard Assets Fund series of the Van Eck Worldwide Insurance Trust as of December 31, 1996, the results of its operations, and the changes in its net assets and the financial highlights for the eight months then ended and for the period from August 21, 1995 (commencement of operations) to April 30, 1996, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 18, 1997

    VAN ECK WORLDWIDE                        December 31, 1996
     INSURANCE TRUST

    -----------------
                                                 VAN ECK
Worldwide Hard Assets Fund                      WORLDWIDE
                                             INSURANCE TRUST
                                              ANNUAL REPORT





                                                Worldwide

                                            Hard Assets Fund




Van Eck Worldwide Insurance Trust
---------------------------------
99 Park Avenue, New York, NY 10016


This report must be accompanied or
preceded by a prospectus, which
includes more complete information,
such as charges and expenses and
the risks associated with
international investing, including
currency fluctuations or controls,
expropriation, nationalization and
confiscatory taxation.  Please read
the prospectus carefully before
investing.

FR1997-0130-0040

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